DELAWARE GROUP EQUITY FUNDS III

Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Trend Fund
Class A * Class B * Class C * Class R
(each, a "Fund")

Supplement to the Fund's Prospectus dated August 31, 2004

Delaware American Services Fund:
The following chart replaces the information for annual fund operating expenses of Class R shares in the Profile section of the Fund's Prospectus titled "What are the Fund's fees and expenses?". These changes reflect the introduction of a 12b-1 fee waiver for Class R shares effective August 1, 2005:
Annual fund operating expenses are deducted from the Fund's assets.	CLASS	R
	Management fees	0.75%
	Distribution and service (12b-1) fees[1]	0.60%
	Other expenses[2]	0.46%
	Total operating expenses	1.81%
	Fee waivers and payments[1,3]	(0.19%)
	Net expenses	1.62%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[4] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS	R
1 year	$165
3 years	$551
5 years	$962
10 years	$2,111

1 Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Distributor has contracted to limit the Class R shares 12b-1 fees through October 31, 2006 to no more than 0.50% of average daily net assets.

2 Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

3 The investment manager has contracted to waive fees and pay expenses through August 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.20% of average daily net assets.

4 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through 10.

Delaware Small Cap Growth Fund:
The following chart replaces the information for annual fund operating expenses of Class R shares in the Profile section of the Fund's Prospectus titled "What are the Fund's fees and expenses?". These changes reflect the introduction of a 12b-1 fee waiver for Class R shares effective August 1, 2005:
Annual fund operating expenses are deducted from the Fund's assets.	CLASS	R
	Management fees	1.00%
	Distribution and service (12b-1) fees1	0.60%
	Other expenses2	0.53%
	Total operating expenses	2.13%
	Fee waivers and payments1, 3	(0.28%)
	Net expenses	1.85%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.4 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS	R
1 year	$188
3 years	$640
5 years	$1,118
10 years	$2,440

1 Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Distributor has contracted to limit the Class R shares 12b-1 fees through October 31, 2006 to no more than 0.50% of average daily net assets.

2 Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

3 The investment manager has contracted to waive fees and pay expenses through August 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.35% of average daily net assets.

4 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through 10.

Delaware Trend Fund:
The following chart replaces the information for annual fund operating expenses of Class R shares in the Profile section of the Fund's Prospectus titled "What are the Fund's fees and expenses?". These changes reflect the introduction of a 12b-1 fee waiver for Class R shares effective August 1, 2005:
Annual fund operating expenses are deducted from the Fund's assets.	CLASS	R
	Management fees	0.70%
	Distribution and service (12b-1) fees1	0.60%
	Other expenses2	0.35%
	Total operating expenses	1.65%
	Fee waivers and payments1	(0.10%)
	Net expenses	1.55%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS	R
1 year	$158
3 years	$511
5 years	$888
10 years	$1,946

1 Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Distributor has contracted to limit the Class R shares 12b-1 fees through October 31, 2006 to no more than 0.50% of average daily net assets.

2 Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through 10.

Delaware American Services Fund, Delaware Small Cap Growth Fund and Delaware Trend Fund:

The following replaces the information in the fifth bullet point for Class R shares in the "About your account: Investing in the Fund" section of each Fund's Prospectus under "Choosing a share class":

Choosing a share class: Class R

  Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement record keeping system or BISYS's retirement recordkeeping system that are offering Class R shares to participants.

The following chart replaces the information for Class R shares in the "About your account" section of each Fund's Prospectus titled "Dealer compensation":

Dealer compensation
Class R1
Commission (%)	-
Investment up to $49,999	-
$50,000 to $99,999	-
$100,000 to $249,999	-
$250,000 to $499,999	-
$500,000 to $999,999	-
$1,000,000 to $4,999,999	-
$5,000,000 to $24,999,999	-
$25,000,000 or more	-
12b-1 Fee to Dealer	0.60%

1 On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets, however, the Distributor has contracted to limit this amount to 0.50% through October 31, 2006. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

This Supplement is dated July 29, 2005.